                                                                   Exhibit 11(a)

                               CONSENT OF COUNSEL


         We hereby consent to the use of our name and to the reference to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 15 to the Registration Statement of Schwab Capital Trust on Form N-1A (Nos. 33-62470 and 811-07704) under the Securities Act of 1933, as amended.


                                                              /s/ Ropes & Gray

                                                              Ropes & Gray


Washington, D.C.
February 26, 1997


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